Phoenix Benefit Choice VULsm — issued by Phoenix Life Variable Universal Life Account of Phoenix Life Insurance Company

Supplement to Prospectus dated December 21, 2007

•

The following parenthetical is added to the information entitled “LifePlan Options Rider” and “Overloan Protection Rider” under the second paragraph of the section entitled “Other Available Policy Benefits” located on page 4 of the prospectus:

(not available in the State of New York)

•	The following sentence is added before the first sentence of the section entitled “Overloan Protection Option” located on page 21 of the prospectus:

This option is not yet available by rider in the State of New York.

•

The following parenthetical is added to the information entitled “LifePlan Options Rider” and “Overloan Protection Rider” under the third paragraph of the section entitled “Costs for Policy Riders” located on page 24 of the prospectus:

(not available in the State of New York)

•	The following sentence is added before the first sentence of the sections entitled “LifePlan Options Rider” and “Overloan Protection Rider” located on page 29 of the prospectus:

This rider is not yet available for policies issued in the State of New York.

TF944	Supplement dated January 10, 2008